MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY FUND
                MUNDER INSTITUTIONAL S&P MIDCAP INDEX EQUITY FUND
               MUNDER INSTITUTIONAL S&P SMALLCAP INDEX EQUITY FUND
                  MUNDER INSTITUTIONAL SHORT TERM TREASURY FUND
                     MUNDER INSTITUTIONAL MONEY MARKET FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                 August 1, 1997, as supplemented August 26, 1997


         St. Clair Funds, Inc. (the "Company") currently offers a selection of 11 investment portfolios, five of which are discussed in this Statement of Additional Information: Munder Institutional S&P 500 Index Equity Fund ("LargeCap 500 Index Fund"), Munder Institutional S&P MidCap Index Equity Fund ("MidCap Index Fund"), Munder Institutional S&P SmallCap Index Equity Fund ("SmallCap Index Fund") (collectively, the "Index Funds"), Munder Institutional Short Term Treasury Fund ("Short Term Treasury Fund") and Munder Institutional Money Market Fund ("Money Market Fund") (collectively with the Index Funds, the "Funds"). The Funds' investment advisor is Munder Capital Management (the "Advisor").

         This Statement of Additional Information is intended to supplement the information provided to investors in the Funds' Prospectus dated August 1, 1997 and has been filed with the Securities and Exchange Commission ("SEC") as part of the Company's Registration Statement. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Prospectus dated August 1, 1997. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling the Funds at (800) 438-5789. This Statement of Additional Information is dated August 1, 1997, as supplemented on August 26, 1997.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS
                                                                           Page

GENERAL............................................................          3
FUND INVESTMENTS...................................................          3
RISK FACTORS AND SPECIAL CONSIDERATIONS ...........................         11
INVESTMENT LIMITATIONS.............................................         12
DIRECTORS AND OFFICERS.............................................         14
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS.................         17
PORTFOLIO TRANSACTIONS.............................................         19
PURCHASE AND REDEMPTION INFORMATION................................         21
NET ASSET VALUE....................................................         21
PERFORMANCE INFORMATION............................................         22
TAXES .............................................................         24
ADDITIONAL INFORMATION CONCERNING SHARES...........................         28
MISCELLANEOUS......................................................         29
REGISTRATION STATEMENT.............................................         29
APPENDIX A.........................................................        A-1
APPENDIX B.........................................................        B-1

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL

     The Company was organized as a Maryland corporation on May 23, 1984 under the name St. Clair Money Market Fund, Inc., which was changed to St. Clair Fixed Income Fund, Inc. on December 30, 1986 and to St. Clair Funds, Inc. on September 18, 1996.

     As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc. ("Old MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor.

         Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                FUND INVESTMENTS

         The following supplements the information contained in the Funds' Prospectus concerning the investment objective and policies of the Funds. Each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that any Fund will achieve its objective.

         Investment Company Securities. The Funds (other than the Short-Term Treasury Fund) may invest in securities issued by other investment companies. The LargeCap 500 Index Fund and the MidCap Index Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of certain corresponding S&P indices. SPDR holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the corresponding S&P index. SPDRs are traded on the American Stock Exchange.

         As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

         Non-Domestic Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds (other than Short Term Treasury Fund) will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks,  such  investments may  nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

         Commercial Paper. Investments by a Fund (other than the Short-Term Treasury and Money Market Fund) in commercial paper will consist of issues rated at the time in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO"). Investments by the Money Market Fund will consist of issues rated at the time of issuers having at the time, a quality rating within the two highest rating categories of an NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

         Variable Master Demand Notes. The Funds (other than Short Term Treasury
Fund) may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

         Options. The Index Funds may write covered call options, buy put options, buy call options and write secured put options in an amount not exceeding 5% of their net assets for investment or hedging purposes. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

         The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing transaction may be greater than the premium received upon the original option, in which event the relevant Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Index Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit such Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.


         The Index Funds may write options in connection with buy-and-write transactions; that is, the Index Funds may purchase a security and then write a call option against that security. The exercise price of the call such Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. The Index Funds may write call options that are not covered for cross-hedging purposes. Each of the Index Funds will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund's total assets. The Index Funds will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

         Each of the Index Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each of the Index Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the relevant Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Rights and Warrants. As stated in the Prospectus, each Index Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

         Stock  Index  Futures,  Options on Stock  Indices  and Options on Stock
Index Futures Contracts. The Index Funds may purchase and sell stock index futures, options on stock indices and options on stock index futures contracts as a hedge against movements in the equity markets.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Options on stock indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         If the Advisor expects general stock market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund's futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

         The Index Funds may purchase and write call and put options on stock index futures contracts. Each Index Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Index Funds may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

         In connection with transactions in stock index futures, stock index options and options on stock index futures, the Funds will be required to deposit as "initial margin" an amount of cash and/or short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

         U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities, except that the Short Term Treasury Fund will only purchase obligations issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

         Stripped Securities. The Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATs"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

         Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATs and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

         Within the past several years the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Money Market Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         Variable and Floating Rate Instruments. Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the relevant Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods when the Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

         Repurchase Agreements. The Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Short Term Treasury Fund will invest only in repurchase agreements fully collateralized by U.S. Treasury securities. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations. With respect to the Money Market Fund, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided that the repurchase agreement itself matures in one year.

         The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         Securities subject to repurchase agreements will be held by a fund's custodian or a sub-custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         Borrowing. Each Fund is authorized to borrow money in an amount up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

         Reverse Repurchase Agreements. The Funds may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain, in a segregated account, cash, U.S. Government securities or other liquid portfolio securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Guaranteed Investment Contracts. The Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

         When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

         The Funds will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend securities in its portfolio (subject to a limit of 25% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or U.S. Government securities (only cash and short-term U.S. Treasury securities in the case of the Short Term Treasury Fund) adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of a possible delay in recovery of the securities or a possible loss of rights in the collateral should the borrower fail financially. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors.

         Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

         Other. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended (the "Act"), could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Index Funds are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for each Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of each Index Fund's respective corresponding index (the "Corresponding Index"), taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

         An Index Fund does not expect to hold at any particular time all of the stocks included in the Corresponding Index. The Advisor believes, however, that through the application of capitalization weighing and sector balancing techniques it will be able to construct and maintain each Index Fund's investment  portfolio  so that  it  reasonably  tracks  the  performance  of its
Corresponding Index. The Advisor will compare the industry sector diversification of the stocks an Index Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the relevant Corresponding Index. This comparison is made because the Advisor believes that, unless an Index Fund holds all stocks included in its Corresponding Index, the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors. As a result, events disproportionately affecting such industries could affect the performance of the Fund differently than the performance of the Corresponding Index. Conversely, if smaller companies were not purchased by the Fund, the representation of industries included in the Corresponding Index that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

         For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in an Index Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the Corresponding Index. This process continues until the portfolio is fully invested (except for cash holdings).

         Redemptions of a substantial number of shares of an Index Fund could reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the Corresponding Index.

         If an issuer drops in ranking, or is eliminated entirely from an Index Fund's Corresponding Index, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the Corresponding Index, such securities might not be sold. Such sales may result in lower prices for such securities than may been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the Corresponding Index. However, although the Advisor does not intend to screen securities for investment by an Index Fund by traditional methods of financial and market analysis, the Advisor will monitor each Index Fund's investment with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.

         The Index Funds will invest primarily in the common stocks that constitute their Corresponding Indexes in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that a Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in a Corresponding Index, securities that are themselves outside the Corresponding Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

                             INVESTMENT LIMITATIONS

         Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous Shareholder Approvals").

                  Each Fund may not:

                    1. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities. However, as an operating policy the Money Market Fund intends to adhere to the 5% limitation (with respect to the Fund's investment in the outstanding securities of any one issuer) with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act;

                    2. Purchase securities if more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S.
                         Government Securities or, with respect to the Money Market Fund, obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) there is no limit on investments in issuers domiciled in a single country;
                         (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry);

                    3. Borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

                    4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

                    5. Make loans of securities to other persons in excess of 25% of the Fund's total assets, provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

                    6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Act in selling portfolio securities;

                    7. Purchase or sell real estate or any interest therein, but not including securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

                    8. Make investments for the purpose of exercising control of management;

                    9. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of financial futures and stock index futures contracts, options on futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus; or

                    10. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act) except to the extent the activities permitted by other enumerated investment limitations may be deemed to give rise to a senior security and as consistent with interpretations under the 1940 Act.



         Although not a matter of fundamental policy, the Funds consider securities which are issued or guaranteed by the same foreign government to be issued by the same industry for purposes of the 25% asset limitation on investments in securities of issuers conducting their principal business activity in the same industry.

         Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors, provide that a Fund may not:

                    1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise marketable;

                    2.   Invest  in  other   investment   companies   except  as
                         permitted under the 1940 Act; or

                    3. Purchase securities on margin, or make short sales of securities except for the use of short-term credit necessary for the clearance of purchase and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options on futures.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund's holdings of illiquid securities exceeds 15% (10% for the Money Market Fund) because of changes in the value of the Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Company, and their business addresses and principal occupations during the past five years, are:

                                                                                       Principal Occupations
        Name, Address and Age                  Positions with Company               During the Past Five Years

Charles W. Elliot 1/3338 Bronson        Chairman of the Board of Directors     Senior Advisor to the President -
Boulevard Kalamazoo, MI 49008                                                  Western Michigan University since
Age:  64                                                                       July 1995; prior to that Executive
                                                                               Vice President-Administration &
                                                                               Chief Financial Officer, Kellogg
                                                                               Company from January 1987 through
                                                                               June 1995; before that Price Waterhouse.
                                                                               Board of Directors, Steelcase Financial
                                                                               Corporation.

John Rakolta, Jr.                       Director and Vice Chairman of the      Chairman, Walbridge Aldinger Company
1876 Rathmor                            Board of Directors                     (construction company).
Bloomfield Hills, MI 48304
Age:  49

Thomas B. Bender                        Director                               Investment Advisor, Financial &
7 Wood Ridge Road                                                              Investment Management Group (since
Glen Arbor, MI 49636                                                           April, 1991); Vice President
Age:  63                                                                       Institutional Sales, Kidder, Peabody
                                                                               & Co. (Retired April, 1991).

David J. Brophy                         Director                               Professor, University of Michigan;
1025 Martin Place                                                              Director, River Place Financial
Ann Arbor, MI 48104                                                            Corp.; Trustee, Renaissance Assets
Age:  60                                                                       Trust.

Dr. Joseph E. Champagne                 Director                               Corporate and Executive Consultant
319 Snell Road                                                                 since September 1995; prior to that
Rochester, MI 48306                                                            Chancellor, Lamar University from
Age:  58                                                                       September 1994 until September 1995;
                                                                               before that Consultant to Management,
                                                                               Lamar University; President and
                                                                               Chief Executive Officer, Crittenton
                                                                               Corporation (holding company that
                                                                               owns healthcare facilities), and
                                                                               Crittenton Development Corporation
                                                                               until August 1993; before that
                                                                               President, Oakland University of
                                                                               Rochester, MI, until August 1991;
                                                                               Member, Board of Directors, Ross
                                                                               Operating Valve of Troy, MI.

Thomas D. Eckert                        Director                               President and COO, Mid-Atlantic
10726 Falls Pointe Drive                                                       Group of Pulte Home Corporation
Great Falls, VA 22066                                                          (developer of residential land and
Age:  49                                                                       construction of housing units).

Lee P. Munder                           President                              President and CEO of the Advisor;
480 Pierce Street                                                              Chief Executive Officer and
Suite 300                                                                      President of Old MCM, Inc.; Chief
Birmingham, MI 48009                                                           Executive Officer of World Asset
Age:  51                                                                       Management; and Director, LPM
                                                                               Investment Services, Inc. ("LPM").

Terry H. Gardner                        Vice President, Chief Financial        Vice President and Chief Financial
480 Pierce Street                       Officer and Treasurer                  Officer of the Advisor; Vice
Suite 300                                                                      President and Chief Financial
Birmingham, MI 48009                                                           Officer of Old MCM, Inc. (February
Age:  36                                                                       1993 to present); Audit Manager
                                                                               Arthur Anderson & Co. (1991 to
                                                                               February 1993); Secretary of LPM.

Paul Tobias                            Vice President                          Executive Vice President and Chief
480 Pierce Street                                                              Operating  Officer of the Advisor
Suite 300                                                                      (since  April  1995) and  Executive
Birmingham, MI 48009                                                           Vice President of Comerica, Inc.
Age:  45

Gerald Seizert                          Vice President                         Executive Vice President and Chief
480 Pierce Street                                                              Investment Officer/Equities of the
Suite 300                                                                      Advisor (since April 1995); Managing
Birmingham, MI 48009                                                           Director (1991-1995), Director
Age:  44                                                                       (1992-1995) and Vice President
                                                                               (1984-1991) of Loomis, Sayles and
                                                                               Company, L.P.

Elyse G. Essick                         Vice President                         Vice President and Director of
480 Pierce Street                                                              Marketing for the Advisor; Vice
Suite 300                                                                      President and Director of Client
Birmingham, MI 48009                                                           Services of Old MCM, Inc. (August
Age:  38                                                                       1988 to December 1994).






James C. Robinson                       Vice President                         Vice President and Chief Investment
480 Pierce Street                                                              Officer/Fixed Income for the
Suite 300                                                                      Advisor; Vice President and Director
Birmingham, MI 48009                                                           of Fixed Income of Old MCM, Inc.
Age:  35                                                                       (1987-1994).

Leonard J. Barr, II                     Vice President                         Vice President and Director of Core
480 Pierce Street                                                              Equity Research of the Advisor;
Suite 300                                                                      Director and Senior Vice President
Birmingham, MI 48009                                                           of Old MCM, Inc. (since 1988);
Age:  52                                                                       Director of LPM.

Ann F. Putallaz                         Vice President                         Vice President and Director of
480 Pierce Street                                                              Fiduciary Services of the Advisor
Suite 300                                                                      (since January 1995); Director of
Birmingham, MI 48009                                                           Client and Marketing Services of
Age:  51                                                                       Woodbridge Capital Management, Inc.

Richard H. Rose                         Assistant Treasurer                    Senior Vice President, First Data
First Data Investor Services                                                   Investor Services Group, Inc. (since
  Group, Inc.                                                                  May 6, 1994).  Formerly, Senior Vice
One Exchange Place                                                             President, The Boston Company
8th Floor                                                                      Advisors, Inc. since November 1989.
Boston, MA 02109
Age:  41

Lisa A. Rosen                           Secretary, Assistant Treasurer         General Counsel of the Advisor since
480 Pierce Street                                                              May, 1996; Formerly Counsel, First
Suite 300                                                                      Data Investor Services Group, Inc.;
Birmingham, MI 48009                                                           Assistant Vice President and Counsel
Age:  29                                                                       with The Boston Company Advisors,
                                                                               Inc.; Associate with Hutchins,
                                                                               Wheeler & Dittmar.

Teresa M.R. Hamlin                      Assistant Secretary                    Counsel, First Data Investor
First Data Investor Services                                                   Services Group, Inc. (since 1995);
  Group, Inc.                                                                  Formerly Paralegal Manager, The
One Exchange Place                                                             Boston Company Advisors, Inc.
8th Floor
Boston, MA 02109
Age:  33

Julie A. Tedesco                        Assistant Secretary                    Counsel, First Data Investor
First Data Investor Services                                                   Services Group, Inc. (since May,
  Group, Inc.                                                                  1994); Formerly, Assistant Vice
One Exchange Place                                                             President and Counsel of The Boston
8th Floor                                                                      Company Advisors, Inc. since July,
Boston, MA 02109                                                               1992.
Age:  39

1/ Director is an "interested person" of the Company as defined in the 1940 Act.

         Directors of the Company receive an aggregate fee from the Company, The Munder Funds Trust (the "Trust"), The Munder Funds, Inc. ("Munder") and The Munder Framlington Funds Trust ("Framlington Trust") comprised of an annual retainer fee and a fee for each Board meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table summarizes the compensation paid by the Company, Munder, the Trust and Framlington Trust to their respective Directors/Trustees for the year ended June 30, 1997.


                                  Aggregate                Pension
                                Compensation             Retirement           Estimated
       Name of              from the Company, the         Benefits             Annual              Total from
       Person                 Trust, Munder and            Accrued            Benefits              the Fund
   and Position               Framlington Trust          as Part of             upon                 Complex
                                                        Fund Expenses        Retirement
Charles W. Elliott              $20,000.00                 None               None                $20,000.00
Chairman

John Rakolta, Jr.               $18,500.00                 None               None                $18,500.00
Vice Chairman

Thomas B. Bender                $20,000.00                 None               None                $20,000.00
Trustee and Director

David J. Brophy                 $20,000.00                 None               None                $20,000.00
Trustee and Director

Dr. Joseph E. Champagne         $20,000.00                 None               None                $20,000.00
Trustee and Director

Thomas D. Eckert                $20,000.00                 None               None                $20,000.00
Trustee and Director


         No officer, director or employee of the Advisor, Comerica, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Company, the Trust, Munder or Framlington Trust.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

         Investment Advisor. The Advisor of the Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which, in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

         Under the terms of the Investment Advisory Agreement between the Company and the Advisor with respect to the Funds (the "Advisory Agreement"), the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Board of Directors.

         For the advisory services provided and expenses assumed with regard to the Funds, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of .07% of the average daily net assets of the LargeCap 500 Index Fund, .15% of the average daily net assets of each of the MidCap Index Fund and SmallCap Index Fund and
 .20% of the average daily net assets of each of the Short Term Treasury Fund and Money Market Fund.

         The Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, upon 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with a Fund without penalty upon 90 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

         Portfolio Manager. Sharon E. Fayolle, Vice President and Director of Money Market Trading for the Advisor, is primarily responsible for the day to day management of the investment selections of the Short Term Treasury Fund. She is also responsible for overseeing the management of cash portfolios, money market funds and foreign currency trading since May, 1996. Prior to joining the Advisor in 1996, she was employed in the investment area of Ford Motor Company as European Portfolio Manager responsible for investment and cash management for Ford's European operations (August, 1981 to April, 1996).

         Distribution Agreement. The Company has entered into a distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of fund shares (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

         Administration Agreement. State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as administrator for the Company pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Funds; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds.

         The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its bad faith, negligence or willful misconduct in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

         Custodian, Sub-Custodian and Transfer Agency Agreements. Comerica Bank, whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of each Fund's assets pursuant to a custodian agreement ("Custody Agreement") with the Company. Under the Custody Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund,
(iii) accepts receipts and makes  disbursements of money on behalf of each Fund,
(iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Directors concerning each Fund's operations. The Custodian has entered into a Sub-Custody Agreement with State Street pursuant to which State Street will serve as sub-custodian of the Funds.

         First Data Investor Services Group, Inc. ("Investor Services Group"), located at 53 State Street, Boston, Massachusetts 02109, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company, under which Investor Services Group (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of each Fund and (v) makes periodic reports to the Board of Directors concerning the operations of the Funds.

         Other Information Pertaining to Administration and Transfer Agency Agreements. As stated in the Prospectus, the Administrator and Transfer Agent each receives a separate fee for its services. In approving the Administration Agreement and Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of each Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with the Company or the Advisor. The Board also considered its responsibilities under federal and state law in approving these agreements.

                             PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

         Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor believes such practice to be in each Fund's interests.

         The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

         In the Advisory Agreement, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Company's Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Advisor, subject to the prior approval of the Company's Board of Directors, to cause each Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Funds are concerned, in other cases it is believed to be beneficial to the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions.

         The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

         Except as noted in the Prospectus and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Funds in addition to the Company's other funds. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.



                       PURCHASE AND REDEMPTION INFORMATION

         Purchases and redemptions are discussed in the Funds' prospectus and such information is incorporated herein by reference.

         Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

         The Funds may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange (the "Stock Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Upon the occurrence of any of the foregoing conditions, the Funds may also suspend or postpone the recordation of the transfer of its Shares.

         In addition, the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Funds' books to the transfer of, its Shares where the relevant investor or investors have not furnished the Funds with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

         Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Funds; and (3) adequate information will be provided concerning the basis and other tax matters relating to the securities.

         Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

                                 NET ASSET VALUE

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Directors.

                             PERFORMANCE INFORMATION

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield of the Money Market Fund

         The Money Market Fund's current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b)
dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Yield of the Short Term Treasury Fund

         The Short Term Treasury Fund's 30-day SEC yield (or one month) standard yield described in the Prospectus is calculated for the Fund in accordance with the method prescribed by the SEC for mutual funds:
                                            a - b
                           YIELD =    2[(-----+1)6 - 1]
                                            cd

Where:            a =      dividends and interest earned by a Fund during the period;

                  b =      expenses accrued for the period (net of expense reimbursements and waivers);

                  c =      average daily number of shares outstanding during the period entitled to receive dividends;

                  d =      maximum offering price per share on the last day of the period.

         For the purpose of determining interest earned on debt obligations purchased by the Fund at a discount or premium (variable "a" in the formula), the Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by the Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

Average Annual Total Return

         A Fund may advertise its "average annual total return" and will compute such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                         P (1 + T)n = ERV

         Where:        T        =      average annual total return;

                       ERV      =      ending redeemable value of a
                                       hypothetical $1,000

                                            payment made at the beginning of the
                                            1, 5, or 10 year (or other)  periods
                                            at the end of the applicable  period
                                            and  of  any  CDSC  deduction  (or a
                                            fractional portion thereof);

                       P        =      hypothetical initial payment of $1,000;

                       n        =       number of years and portion of a year


Aggregate Total Return

         A Fund may advertise its "aggregate total return" and will compute such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                     (ERV)    - 1
                  Aggregate Total Return  =    P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

         The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

         From time to time, in advertisements or in reports to shareholders, the Funds' yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Money Market Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES


         The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

         Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M, of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.


         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Gain Test").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         Certain debt instruments acquired by a Fund may include "original issue discount" or "market discount". As a result, a Fund may be deemed under tax law rules to have earned discount income in taxable periods in which it does not actually receive any payments on the particular debt instruments involved. This income, however, will be subject to the Distribution Requirements and must also be distributed in accordance with the excise tax distribution rules discussed below, which may cause the Fund to have to borrow or liquidate securities to generate cash in order to timely meet these requirements (even though such borrowing or liquidating securities at that time may be detrimental from the standpoint of optimal portfolio management). Gain from the sale of a debt instrument having market discount may be treated for tax purposes as ordinary income to the extent that market discount accrued during the Fund's ownership of that instrument.

         Distributions of net investment income received by a Fund and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may not be eligible for the dividends received deduction for corporations.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Any such gain which a Fund designates as a capital gain dividend is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, and is not eligible for the dividends received deduction.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and futures contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The  Short-Short  Gain  Test  and  the   diversification   requirements
applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options and futures contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which is invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be eligible to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions and dispositions would still apply.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to any shareholder
(i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                    ADDITIONAL INFORMATION CONCERNING SHARES

         The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Company's Board of Directors have authorized the issuance of shares of common stock representing interests in Munder S&P 500 Index Equity Fund, Munder S&P MidCap Index Equity Fund, Munder S&P SmallCap Index Equity Fund, Munder Aggregate Bond Index Fund, Munder Foreign Equity Fund, Liquidity Plus Money Market Fund, Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund and Munder Institutional Money Market Fund.

         Shares of the Funds have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and Statement of Additional Information, shares will be fully paid and non-assessable by the Company. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Company's other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved, based on the number of shares of the Fund that are held by each shareholder.

         Shareholders of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of such Fund in the matter are substantially identical to the interests of other Funds of the Company or that the matter does not affect any interest of such Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to a particular Fund.

         Shareholder meetings to elect Directors will not be held unless and until such time as required by law. At that time, the Directors then in office will call a shareholders' meeting to elect Directors. Except as set forth above, the Directors will continue to hold office and may appoint successor directors. Meetings of the shareholders of the Company shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Funds and the Company's other funds, if any (voting together without regard to class).

                                  MISCELLANEOUS

         Counsel. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Company.

         Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 serves as the Company's independent auditors.

         Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.


         The Advisor and the Custodian believe they may perform the services for the Company contemplated by their respective agreements with the Company without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Company.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Company, the Company might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Company's method of operations would affect the net asset value per share of the Funds or result in a financial loss to any shareholder of the Funds.

                             REGISTRATION STATEMENT

         This Statement of Additional Information and the Funds' Prospectus do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Funds' Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds' registration statement, each such statement being qualified in all respect by such reference.

                                                        A-2
shared/bankgrp/stclr/sai/inssai4.doc
                                                    APPENDIX A

                                               - Rated Investments -


Corporate Bonds

         Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

         "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A":         Bonds  that  are  rated  "A"  possess  many  favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         "BB", "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

         The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                                                        B-6
shared/bankgrp/stclr/sai/inssai4.doc
                                                    APPENDIX B


         As stated in the Prospectus, the Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.  Index Futures Contracts

         General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexed, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

         Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                           Portfolio                                      Futures
                                                                       -Day Hedge is Placed-
Anticipate buying $62,500 in Equity Securities                         Buying 1 Index Futures at 125
                                                                       Value of Futures = $62,500/Contract

                                                                       -Day Hedge is Lifted-
Buy Equity Securities with Actual Cost = $65,000                       Sell 1 Index Futures at 130
Increase in Purchase Price = $2,500                                    Value of Futures = $65,000/Contract
                                                                       Gain on Futures = $2,500


                                    HEDGING A STOCK PORTFOLIO: Sell the Future
                                    Hedge Objective: Protect Against Declining
                                              Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000 Value of Futures Contract - 125 X $500 = $62,500 Portfolio Beta Relative to the Index = 1.0

                           Portfolio                                      Futures
                                                                       -Day Hedge is Placed-
Anticipate Selling $1,000,000 in Equity Securities                     Sell 16 Index Futures at 125
                                                                       Value of Futures = $1,000,000

                                                                       -Day Hedge is Lifted-
Equity Securities - Own Stock                                          Buy 16 Index Futures at 120
     with Value = $960,000                                             Value of Futures = $960,000
Loss in Portfolio Value = $40,000                                      Gain on Futures = $40,000


II.  Margin Payments

         Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when they may be disadvantageous to do so.

IV.  Options on Futures Contracts

         The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.
Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.  Other Matters

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.